                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                  May 10, 2000
                                  ------------
                Date of report (Date of earliest event reported)

                      INTERNATIONAL FUEL TECHNOLOGY, INC.
                      -----------------------------------
          (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

          000-25367                            88-0357508
          ---------                            ----------
   (Commission File Number)         (IRS Employer Identification No.)

        7777 Bonhomme, Suite 1920, St. Louis, Missouri     63105
        ----------------------------------------------     -----
          (Address of Principal Executive Offices)       (Zip Code)

                                (314) 727-3333
                                --------------
              (Registrant's Telephone Number, Including Area Code)

                                      N/A
                                      ---
         (Former Name or Former Address, if Changed Since Last Report)
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                      INTERNATIONAL FUEL TECHNOLOGY, INC.


                                   FORM 8-K/A

     The registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K originally filed with the Securities and Exchange Commission on November 4, 1999 to: (i) correct the description of the merger transaction and (ii) file the original Agreement and Plan of Merger between Blencathia Acquisition Corporation and International Fuel Technology, Inc. and a related agreement entered into between International Fuel Technology, Inc. and TPG Capital Corporation. Except as amended below, the Form 8-K is unchanged.

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     (a) Pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of October 27, 1999 between Blencathia Acquisition Corporation ("Blencathia"), a Delaware corporation, and International Fuel Technology, Inc. ("International Fuel" or the "Company"), a Nevada corporation, all the outstanding shares of common stock of Blencathia were exchanged for 300,000 shares of common stock of International Fuel, $.01 par value, in a transaction in which International Fuel was the surviving company. The Merger Agreement was adopted by the unanimous consent of the Board of Directors of Blencathia and approved by the unanimous consent of the shareholders of Blencathia on October 27, 1999. The Merger Agreement was adopted by the unanimous consent of the Board of Directors of International Fuel on October 19, 1999. Prior to the merger, Blencathia had 5,000,000 shares of common stock outstanding of which it redeemed and retired 4,700,000 shares. Pursuant to the Merger Agreement, International Fuel agreed to exchange 300,000 shares of common stock of International Fuel for the remaining 300,000 shares of common stock of Blencathia. The officers, directors, and by-laws of International Fuel will continue without change as the officers, directors, and by-laws of the successor issuer. In a related transaction following the Blencathia merger, International Fuel paid consideration consisting of $100,000 cash to TPG Capital Corporation ("TPG"), a former shareholder of Blencathia, pursuant to an agreement entered into in October, 1999 (the "Consulting Agreement"), under which International Fuel engaged TPG to provide services in connection with effecting a business combination between International Fuel and a publicly reporting company. Under the terms of the Consulting Agreement, International Fuel also agreed to place the International Fuel shares granted to Blencathia shareholders under the Merger Agreement into escrow and to register and sell such shares on behalf of Blencathia shareholders for aggregate consideration of $500,000. A copy of each of the Merger Agreement and the Consulting Agreement is filed as an exhibit to this Form 8-K and each is incorporated in its entirety herein. The foregoing description is modified by such reference.
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EXHIBITS

     2.1 Agreement and Plan of Merger between Blencathia Acquisition Corporation and Registrant dated October 7, 1999.

     10.1 Agreement between TPG Capital Corporation and Registrant dated effective October 29, 1999.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 INTERNATIONAL FUEL TECHNOLOGY, INC.


Date: May 10, 2000               By: /s/ WILLIAM J. LINDENMAYER
                                     ----------------------------------
                                      William J. Lindenmayer, President